UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2005

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other
jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

80 West Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 5, 2005, Hudson City Bancorp, Inc. (the “Company”), the mid-tier holding company that owns Hudson City Savings Bank, issued a press release announcing that Hudson City, MHC, the mutual holding company for the Company, has received conditional approval from the Office of Thrift Supervision to commence its second step conversion and the related stock offering by the Company. The Company also announced that a registration statement relating to the offering for sale of common stock by the Company was declared effective by the Securities and Exchange Commission.

     A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     The following exhibits are filed as part of this Report:

     99.1           Press release, dated April 5, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Dennis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: April 6, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated April 5, 2005.